EXHIBIT A

                                     Allonge


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                     ALLONGE TO REPLACEMENT PROMISSORY NOTE

         This Allonge made this 11th day of January, 1999, to the Replacement Promissory Note dated December 20, 1996 made by The Bank of New York, not in its individual or corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust ("Borrower") in favor of Mid Atlantic Medical Services, Inc. ("Lender").

         WHEREAS, Borrower executed and delivered to Lender a Replacement Promissory Note dated December 20, 1996 in the original principal amount of $129,902,500 (the "Original Note").

         WHEREAS, $100,091,287.20 of the principal amount of the Original Note remains unpaid as of the date hereof.

         WHEREAS, in order to finance the Borrower's purchase of 1,500,000 shares of the Lender's common stock pursuant to the terms of Common Stock Purchase Agreement of even date herewith between the Borrower and Lender, Borrower and Lender wish to increase the principal amount of the Original Note due and owing from $100,091,287.20 to $118,076,287.20 while leaving all other terms of the Original Note unamended.

         NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree as follows:

                  (1) The  Original  Note is  hereby  amended  by  deleting  all
         references  to   "$129,902,500"   and  by  inserting  in  lieu  thereof
         "$118,076,287.20."

                  (2) The last sentence of the second  paragraph of the Original
         Note is hereby amended by deleting the date "December 20, 1996" and by inserting in lieu thereof January 11, 1999."

                  (3) Schedule A attached to the Original Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 1.

                  (4) Schedule B attached to the Original Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 2.

                  (5) Except as expressly amended hereby, the Original Note shall remain unamended and in full force and effect.

         IN WITNESS WHEREOF, this Allonge to Replacement Promissory is made effective as of the 11th day of January, 1999.


Attest: THE BANK OF NEW YORK, not in its individual corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust

  /s/ Paulette S. Bazil                       By:  /s/ Richard J. Barry

                                              Title:  Vice President


Attest:                                      MID ATLANTIC MEDICAL SERVICES, INC.

  /s/ Alisa Chestler                           By:  /s/ Sharon C. Pavlos

                                               Title:  Senior Vice President,
                                                       General Counsel
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                               EXHIBIT 1

 Trust Year                      Amount

    1999                      9,000,000.00
    2000                      9,000,000.00
    2001                      9,000,000.00
    2002                      9,000,000.00
    2003                      9,000,000.00
    2004                      9,000,000.00
    2005                      9,000,000.00
    2006                      9,000,000.00
    2007                      9,000,000.00
    2008                      9,000,000.00
    2009                      9,000,000.00
    2010                      9,000,000.00
    2011                     10,076,287.20



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                                    Exhibit 2
                              Interest
  Pay Date       Year          Amount
     1/5      1999               2,017,812
    4/15                         2,361,526
    7/15                         2,317,526
    10/15                        2,271,526
     1/5      2000               2,227,526
    4/15                         2,181,526
    7/15                         2,137,526
    10/15                        2,091,526
     1/5      2001               2,047,526
    4/15                         2,001,526
    7/15                         1,957,526
    10/15                        1,911,526
     1/5      2002               1,867,526
    4/15                         1,821,526
    7/15                         1,777,526
    10/15                        1,731,526
     1/5      2003               1,687,526
    4/15                         1,641,526
    7/15                         1,597,526
    10/15                        1,551,526
     1/5      2004               1,507,526
    4/15                         1,461,526
    7/15                         1,417,526
    10/15                        1,371,526
     1/5      2005               1,327,526
    4/15                         1,281,526
    7/15                         1,237,526
    10/15                        1,191,526
     1/5      2006               1,147,526
    4/15                         1,101,526
    7/15                         1,057,526
    10/15                        1,011,526
     1/5      2007                 967,526
    4/15                           921,526
    7/15                           877,526
    10/15                          831,526
     1/5      2008                 787,526
    4/15                           741,526
    7/15                           697,526
    10/15                          651,526
     1/5      2009                 607,526
    4/15                           561,526
    7/15                           517,526
    10/15                          471,526
     1/5      2010                 427,526
    4/15                           381,526
    7/15                           337,526
    10/15                          291,526
     1/5      2011                 247,526
    4/15                           201,526
    7/15                           152,637
    8/26                            46,251
                                65,035,474